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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) February 14, 1997


                         Registrant; State of Incorporation;  IRS Employer
Commission File Number   Address; and Telephone Number        Identification No.

1-5532                   PORTLAND GENERAL CORPORATION         93-0909442
                         (an Oregon Corporation)
                         121 SW Salmon Street
                         Portland, Oregon 97204
                         (503) 464-8820


1-5532-99               PORTLAND GENERAL ELECTRIC COMPANY     93-0256820
                        (an Oregon Corporation)
                        121 SW Salmon Street
                        Portland, Oregon 97204
                        (503) 464-8000



                     121 S.W. Salmon Street, Portland, Oregon            97204
                      (Address of principal executive offices)         (zip code)

               Registrant's telephone number, including area code 503-464-8820



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Item 5.             Other Events

Merger Hearing - On February 14, 1997, representatives from Portland General Corporation (PGC), Enron Corp (Enron), and staff (Staff) of the Oregon Public Utility Commission (OPUC or the Commission), met with the Commission regarding the proposed merger between PGC and Enron. This public meeting was held after the scheduled settlement conferences ended in January without agreement due to differences on key policy issues. The OPUC encouraged further discussions among the parties. The Staff, PGC, and Enron agreed to continue the settlement conferences.

For further background information regarding the proposed merger see the PGE and PGC quarterly reports on Form 10-Q for the quarter ended September 30, 1996, and reports on Form 8-K dated November 12, 1996, January 16, 1997, and
January 24, 1997.


                              Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                    Portland General Corporation
                    Portland General Electric Company


February 14, 1997   By          /s/  Joseph E. Feltz

                                    Joseph E. Feltz
                                    Assistant Controller
                                    Assistant Treasurer